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                                                                    Exhibit 10.7

                          LIST OF ALLTRISTA CORPORATION
                          OFFICERS PARTY TO THE CHANGE
                            OF CONTROL AGREEMENT AND
                                AMENDMENT THERETO
                      (As filed in Exhibits 10.5 and 10.6)



Elected Corporate Officers
--------------------------
J. David Tolbert              Vice President, Human Resources and Administration


Appointed Officers
------------------
Albert H. Giles               President - Zinc Products Company
John A. Metz                  President - Consumer Products Company